Exhibit 99.1

RESERVOIR DECEMBER 2021 INVESTOR PRESENTATION

Forward Looking Statements This presentation contains “forward - looking statements” for purposes of the safe harbor provisions under the U . S . Private securities litigation reform act of 1995 , as amended . These forward - looking statements are generally identified by words such as “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “seem,” “seek,” “future,” “outlook,” “model,” “target,” “goal,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “will” or words of similar meaning that predict or indicate future events or trends or that are not statements of historical facts . These forward - looking statements may include, among other things, statements about future financial condition and results of operations, plans, objectives, strategies, beliefs, expectations and intentions with respect to, among other things, future opportunities for reservoir’s business, growth initiatives and market opportunities, competitive landscape, prospective performance, revenues, products, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash and capital expenditures . Such forward - looking statements are based upon the current beliefs and expectations of reservoir’s management and are inherently subject to significant business, economic and competitive risks, uncertainties and contingencies . Actual results, performance or achievements may differ materially, and potentially adversely, from any forward - looking statements and the assumptions on which these forward - looking statements are based . There can be no assurance that the information contained in this presentation is reflective of future results, performance and/or achievements to any degree . These forward - looking statements are provided for illustrative purposes only, and you are cautioned not to place undue reliance on these forward - looking statements as a guarantee, assurance or prediction of future results, performance and/or achievements as these forward - looking statements are based on estimates and assumptions, whether or not identified in this presentation, that are inherently subject to various significant risks, uncertainties, contingencies and other factors, many of which are difficult to predict and generally beyond the control of reservoir . There may be additional risks and other factors that reservoir does not currently know or that reservoir currently believes are immaterial that could also cause actual results, performance or achievements of reservoir to differ from those contained in these forward - looking statements . Consequently, there can be no assurance that the actual results, performance and achievements anticipated in this presentation will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, reservoir . Additional information concerning these and other factors that may impact the business, prospects, financial condition and/or results of operations discussed in this presentation can be found in reservoir’s periodic reports or other filings with the SEC, which are available publicly on the sec’s website at www . sec . gov . All information set forth in this presentation speaks only as of the date hereof or the date of such information, as applicable, and reservoir expressly disclaims any intention or obligation to update any forward - looking statements as a result of developments occurring after the date of this presentation . These forward - looking statements should not be relied upon as representing reservoir’s assessments as of any date subsequent to the date of this presentation and, accordingly, undue reliance should not be placed upon these forward - looking statements . Financial Information ; Non - GAAP Financial Measures This presentation contains unaudited financial information of reservoir . The unaudited financial information has been prepared on the same basis as reservoir’s audited financial statements and, in the opinion of reservoir’s management, reflects all adjustments necessary for the fair presentation of the unaudited financial information . However, the unaudited financial information contained in this presentation is preliminary and may be subject to change . Accordingly, such financial information may be adjusted or may be presented differently in periodic reports or other filings filed by reservoir with the SEC, and such differences may be material . In addition, past performance is not a guarantee or indication of future financial condition and/or results of operations and should not be relied upon for such reason . This presentation also includes certain financial information, such as EBITDA or Adjusted EBITDA, that has not been prepared in accordance with united states generally accepted accounting principles (“GAAP”) . Reservoir’s management uses these non - GAAP financial measures to evaluate reservoir’s operations, measure its performance and make strategic decisions . Reservoir believes that the use of these non - GAAP financial measures provides useful information to investors and others in understanding reservoir’s results of operations and trends in the same manner as reservoir’s management and in evaluating reservoir’s financial measures as compared to the financial measures of other similar companies, many of which present similar non - GAAP financial measures . However, these non - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by reservoir’s management about which items are excluded or included in determining these non - GAAP financial measures and, therefore, should not be considered as a substitute for net income, operating income or any other operating performance measures calculated in accordance with GAAP . Using such non - GAAP financial measures in isolation to analyze reservoir’s business would have material limitations because the calculations are based on the subjective determination of reservoir’s management regarding the nature and classification of events and circumstances that you may find significant . In addition, although other companies in reservoir’s industry may report measures titled EBITDA or Adjusted EBITDA or similar measures, such non - GAAP financial measures may be calculated differently from how reservoir calculates such non - GAAP financial measures, which reduces their overall usefulness as comparative measures . Because of these limitations, you should consider such non - GAAP financial measures alongside other financial performance measures and other financial results presented in accordance with GAAP . You should review reservoir’s audited and unaudited consolidated financial statements contained in its periodic reports or other filings with the SEC . 2 DISCLAIMER

Industry and Market Data The information in this Presentation also includes information provided by third parties . None of Reservoir, its affiliates or any third parties that provide information to Reservoir or its affiliates, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information or are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such information . While such information is believed to be reliable for the purposes of this Presentation, neither Reservoir nor any of its subsidiaries, stockholders, partners, members, affiliates, directors, officers, employees, advisers, representatives or agents makes any representation or warranty with respect to the accuracy of such information . No Offer or Solicitation This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, purchase or subscribe for, nor a recommendation or advice regarding, any securities in any jurisdiction . This Presentation has not been approved or recommended by the U . S . Securities and Exchange Commission (the “SEC”) or any other federal or state securities commission or securities regulatory authority or other regulatory body or authority, nor has any of these bodies or authorities passed upon the merits of, or the accuracy and adequacy of, any of the information contained in this Presentation . Any representation to the contrary is a criminal offense . Trademarks, Service Marks and Trade Names Reservoir and its affiliates own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of its business . This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners . The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to imply a relationship with Reservoir or any of its affiliates, or an endorsement or sponsorship by or of Reservoir or any of its affiliates . Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Reservoir, its affiliates or any third parties whose trademarks, service marks or trade names, as the case may be, are referenced herein will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor in these trademarks, service marks and trade names . Additional information with respect to Reservoir may be found in its filings with the SEC available at the SEC’s website at www . sec . gov and on Reservoir’s website at www . reservoir - media . com . 3 DISCLAIMER

• Leading, diversified music publishing and recorded music business Vast collection of iconic hits across genre, geography, and time period Focused on acquiring catalogs with hit songs and building portfolio diversification Investing in frontline songwriters and artists with potential for success Network of joint venture, administration and distribution partners worldwide • Highly accomplished, respected and award - winning platform Regular Top 10 U.S. Market Share ranking in Billboard’s Publishers Quarterly ▪ Most recently #7 with 1.52% market share for Hot 100 Songs in Q2 2021 Music Week Awards Independent Publisher of the Year 2020 Music Business Worldwide’s “The A&R Awards Publisher of the Year” 2019 & 2017 17 Songwriter Hall of Fame inductions • First female founded and led publicly traded music company in the U.S., led by Golnar Khosrowshahi Billboard’s Most Powerful Women in Music 2017, 2018, 2019, 2020 Billboard’s Power List 2020 Supported by a highly experienced team of music professionals with decades of experience at major music companies such as Universal, Warner, and Sony FIRST U.S. - BASED PUBLICLY TRADED INDEPENDENT MUSIC COMPANY 4 Key Facts: » NASDAQ: RSVR » Market Cap: ~$600M » Fiscal Year End: Mar 31 st » Shares Outstanding: 64M » 130K+ Copyrights » 36K+ master recordings » Offices in NYC (HQ), LA, Nashville, London, Toronto, & Abu Dhabi 1 Trailing twelve months ended 6 - 30 - 21 Music Publishing 1 80% Recorded Music & Other 1 20%

"34+35 REMIX"

COMPELLING INVESTMENT HIGHLIGHTS

Leading Independent Music Company with Proven Platform

- $600m+ of invested capital since inception
- $100m+ of that in futures spend with enhanced risk/return profile vs. traditional recorded music

Competitive Advantages & Value Enhancement Capabilities

- Value enhancement efforts lead to industry outgrowth
- Experienced creative team with stellar reputation among artists and key players in the music industry

Proven M&A Platform

- Strong track record, trusted partner to artist community and caretaker of legacy assets
- Deal pipeline includes 200+ potential targets worth over $1.1B as of 6-30-21

Evergreen Catalog & Contemporary Hits

- 130K+ copyrights and 36K+ masters
- 130+ active songwriters and frontline artists
- 83% of publishing & 100% of recording gross profit is Life of Copyright[1]

Growing Industry, Supported by Powerful Secular Tailwinds

- Supported by rise of digital, streaming, emerging markets, and expansion of emerging music monetization platforms
- Music industry projected[2] to grow over 7% per year through 2030

Strong Growth & Operating Leverage Model

- Expected to outgrow music industry fundamentals, with projected FY2021-2025 CAGR of 18%
- Significant operating leverage opportunity as scale

[1] Based on 80% of FY2021 Net Publisher Share (NPS) and Net Label Share (NLS); [2] Wall Street Research

5

6 MUSIC 101: WHERE RSVR FITS IN THE INDUSTRY

7 RSVR HISTORY OF GROWTH

Digital 53% Performance 24% Synch 15% Other 4% Mechanical 4% 8 MUSIC PUBLISHING SEGMENT OVERVIEW Legacy: • Joni Mitchell • The Isley Brothers • John Denver • Billy Strayhorn • Commodores Active Songwriters: • Offset/Takeoff (Migos) • Ben Harper • 2 Chainz • Ali Tamposi • Jamie Hartman CATALOG EXAMPLES Music Publishing represented Reservoir’s primary focus from its 2007 inception until its large - scale step towards building its Recorded Music business in 2019 with the acquisition of Chrysalis Records . No Musical Composition Accounts for > ~3% of Revenue 95% of Catalog has a Retention Date of > 10 Years, with 83% for Life of Copyright 1 USA 51% Ex - USA 49% Diversified by…. 2010s - Today 34% 2000s 26% 1990s 12% 1960s 10% 1970s 9% Pre - 60s 5% 1980s 4% Pop 24% R&B 15% Film/TV 16% Hip Hop 14% Country 14% Rock 8% Jazz 3% Other 6% 1 Based on 80% of LTM Net Publisher Share (NPS) as of 3 - 31 - 21 2 Percentages based on FY 2021 revenues Geography 2 Mix 2 Genre 1 Release Date 1 130K+ Copyrights (I.E. Ownership Of Musical Composition)

9 MUSIC PUBLISHING TOP 10 SONGS BY NPS 1 1 LTM Net Publisher Share (NPS) as of 3 - 31 - 21 1,113 Songs Account For 80% of LTM NPS with No Song Accounting For More Than ~3% of LTM NPS 1 “It’s Your Thing” The Isley Brothers 3.1% (1969) “S eñorita ” Shawn Mendes & Camila Cabello 1.4%, (2019) “Take Me Home, Country Roads” John Denver 1.2%, (1971) “Lady Marmalade” Labelle 0.9% (1974) “Disco Inferno” The Trammps 0.8% (1976) “Bring Me To Life” Evanescence 0.8% (2003) “All About That Bass” Meghan Trainor 0.7% (2014) “ABC” The Jackson 5 0.7% (1970) “Lean On ” Major Lazer & DJ Snake 0.6%, (2015) “When A Man Loves A Women” Percy Sledge 0.6%, (1966) 5 9 2 6 10 3 7 4 8

RECORDED MUSIC SEGMENT OVERVIEW



USHER
YEAH
HAVANA
MONSTER MASH
SORRY NOT SORRY

Reservoir's first foray into the recorded music business initially was in 2012 with the acquisition of Philly Groove. Reservoir expanded its recorded music segment through the acquisition of Blue Raincoat (incl. Chrysalis Records) in 2019 and Tommy Boy Records in 2021.

36K+
Sound Recording Copyrights
(I.E. "Master" Recordings)

100%
Ownership of Each Master Recording Typically

No Master Recording Accounts for
> 7%
of Net Label Share

CATALOG EXAMPLES

Legacy:

- De La Soul
- Sinéad O'Connor
- Naughty by Nature
- Generation X (Billy Idol)
- The Delfonics

Active Recording Artists:

- Laura Marling
- Liz Phair
- Emeli Sandé
- William The Conqueror
- Lump

[1] Trailing twelve months ended 6-30-21, pro-forma for acquisition of Tommy Boy

Revenue Mix[1]



Synch/Other 3%
Physical 30%
Digital 67%

Streaming Growth Reduces Reliance on Physical Sales



Chrysalis Records Revenue Mix
2013
Digital / Synch / Other 57%
Physical 43%
63% Gross Margins
2021
Digital / Synch / Other 70%
Physical 30%
72% Gross Margin

Gross Margin Expands as Digital Revenue Increases

10

11 RECORDED MUSIC TOP 10 SONGS BY NLS 1 1 LTM Net Label Share (NLS) as of 3 - 31 - 21, pro - forma for acquisition of Tommy Boy 216 Recordings Account For 80% of LTM NLS and 100% are Owned for the Life of the Copyright 4 “Jump Around” House of Pain 4.9% (1992) 3 7 “Vienna” Ultravox 2.0% (1980) 8 “Nothing Compares 2 U” Sinéad O’connor 6.0%, (1990) 2 “What It’s Like” Everlast 2.6% (1998) 5 1 “ Gangsta’s Paradise” Coolio 6.8% (1995) “The Humpty Dance” Digital Underground 1.9%, (1990) 9 “Make Me Smile (Come Up And See Me)” Steve Harley & Cockney Rebel 1.4%, (1975) 10 6 “Always Something There To Remind Me” Naked Eyes 2.6%, (1983) “It’s Your Thing” The Isley Brothers 2.5% (1969) “The Whole Of The Moon” The Waterboys 2.2%, (1985)

12 GROWTH DRIVERS Strong Secular Tailwinds 1 2 Proven M&A Platform & New Signings 3 Operating Leverage & Cash Flow Generation 4 Value Enhancement Initiatives

13 1. MUSIC INDUSTRY: STRONG SECULAR TAILWINDS Rise of Digital & Availability of Streaming Digital CAGR: 14% (2010 - 20) 10% (2020 - 30) Growth Of Paid Streaming Subscribers Paid Subs CAGR: 48% (2010 - 20) 11% (2020 - 30) Growth Of Streaming In Emerging Markets EM to contribute 30% of subs by 2030 vs. mid - single digits today Expansion Of Emerging Music Monetization Platforms Increased Government Intervention To curb piracy and improve monetization rates for content owners Recovery In Process Across Impacted Royalty Streams (Gym/Bars/Restaurants, Synch, Music Releases, Live Music) 1 5 3 2 4 6 Source: W all Street Research

1. MUSIC INDUSTRY: STRONG GROWTH FORECASTED 1 Wall Street Research Industry Publishing Recorded Music Paid Streaming Subs 14

15 2. VALUE ENHANCEMENT INITIATIVES VALUE ENHANCEMENT SYNCHRONIZATION • Placement of musical compositions into television, film, advertisements, gaming platforms, and toys DIGITAL LICENSING • Digital licensing partnerships with emerging music platforms and in - home fitness brands SETTLEMENTS • Representation on industry boards advocating for creators generates settlements from past infringement and enables collaboration on mechanisms for future licensing SAMPLING, COVERS, INTERPOLATIONS, REMIXES • Extract additional value from high - quality catalogs with proactive pitching EDUCATIONAL INITIATIVES • Development of interactive university courses to enhance brand exposure Industry 2 7% 1 Organic Revenue over Fiscal 2018 - 2021 2 Wall Street Research Value Enhancement Drives Outgrowth RSVR 3 - Year Revenue CAGR 1 15%

16 2. VALUE ENHANCEMENT EXAMPLES & INDUSTRY ADVOCACY Top Synch Highlights (click to watch) Industry Advocate & Leader Elected Board Seats $13M Generated in Settlement Payments Over the Past Four Years “Back In Baby’s Arms” “Lean On” “Non, Je Ne Regrette Rien ” “Take Me Home, Country Roads” “Day - O” Totaling $ 2.7 M in licensing

17 3. PROVEN M&A PLATFORM $5 00M+ Capital Deployed Over Past 14 Years 90% of Gross Profit & Cost Synergies Flow to EBITDA 12% Unlevered IRR 2 since 2007 3 1 Based on total offers made, deals into exclusivity, and deals closed as a percentage of new deals considered in FY2020, respe ct ively 2 Multiples reflect weighted average multiples for major acquisitions of $1M or more 2 IRR represents a net return on invested capital since inception (2007) by the majority shareholder marking the investment to ma rket upon close of SPAC merger 200+ M&A Targets in Current Pipeline Totaling $1.1B+ 80 OFFERS MADE 39% 1 45 DEALS INTO EXCLUSIVITY 22% 1 43 DEALS CLOSED 21% 1 204 NEW DEALS CONSIDERED IN FY2020

18 3. PROVEN M&A PLATFORM Value Enhancement Leads To Bought - down Multiples Date Purchase Price NPS/NLS (At Close) Multiple (At Close) NPS/NLS (FY2021) Multiple (FY2021) Unlevered IRR 2020 $61.4 $3.6 17.0x $3.8 16.3x 8.1% 2019 $50.1 $3.5 14.5x $6.9 7.2x 17.7% 2018 $30.7 $2.5 12.4x $3.5 8.9x 17.7% 2018 $5.9 $0.4 15.0x $0.4 15.3x 13.1% 2017 $7.8 $0.6 13.3x $0.6 13.4x 8.0% 2015 $43.3 $5.7 7.6x 1 $4.7 9.2x 1 13.4% 2014 $44.0 $4.3 10.3x $4.0 11.1x 12.7% 2012 $11.0 $0.9 12.0x $1.3 8.6x 14.6% 2010 $8.4 $1.5 5.4x $1.7 5.0x 21.8% Note: Reflects transactions of +$5M in value that are at least 12 months old 1 When purchased, this catalog contained young copyrights, expanding multiples are natural as they mature 2 Excludes the 2015 transaction that contained young copyrights 13.5x+ Weighted Average Entry Multiple 2 2.4x Weighted Average Reduction in Multiple 2

3. NEW ROSTER SIGNINGS

Advance money to established songwriters who are then under exclusive contract to Reservoir to create music in which Reservoir will have long-term ownership.

$100M+ Capital Deployed	**3 Year** Typical Term Contract
9.6x Effective Entry Multiple[1]	**24.3%** Weighted Average IRR[1]

Notable Signings:

- Ben Harper
- Migos
- 2 Chainz
- Just Blaze
- Ali Tamposi
- Jamie Hartman
- A Boogie Wit Da Hoodie
- Breland

Partnered with songwriters behind hits by today's biggest artists including:

- Justin Bieber
- Ed Sheeran
- Ariana Grande
- Bruno Mars

[1] Based on significant writer signings, which include investments of greater than $2M and are at least two years old

19

20 100M+ Total Futures Spend to Date 24.3% IRR On Significant Writer Signings ( 9.6x ) 1 FY2021 figures as of 3 - 31 - 21, writer signings greater than two years old, and greater than $2M invested 2 Based on actual performance to date and projected performance over the next 10 years, including a terminal value if applicabl e 3. NEW ROSTER SIGNINGS

21 4. OPERATING LEVERAGE & CASH FLOW GENERATION Asset light model Limited incremental expenses needed as new catalogs are added Tommy Boy acquisition expanded platform in U.S. for Recorded Music Core Infrastructure Provides Substantial Operating Leverage as the Business Grows Today Future > 90% of Acquired Gross Profit Should Fall to Adj. EBITDA OPERATING LEVERAGE Three Core Operating Expenses Grow Far Less Than New Revenue Corporate Leadership, Finance, and M& A Administration Royalty Admin, Copyright, etc. Value Enhancement Synch, Marketing, A&R (relationship) Revenue Expenses

FINANCIALS 22

Q2 FISCAL YEAR 2022 RESULTS HIGHLIGHTS



- 45% total revenue growth
  - Strong digital growth, catalog acquisitions and alternative revenue sources such as in-home fitness and social media
- Continued expansion both in domestic and international markets
  - Includes investment in Outdustry and launch of ESMAA
- Strengthened reputation as a well-respected caretaker of legacy assets:
  - Catalog acquisitions of Alabama, Tom Werman, and Stephony Smith
  - Administration deal with Joni Mitchell
- Entering other listenership trends through investment in Audio-Up
- Greater than 35% year-over-year improvement in operating income, OIBDA, and Adj. EBITDA Increases in revenue across both business segments



Revenue ($M)
$3
$18
+45%
$8
$22
Q2'FY21
Q2'FY22
Publishing
Recorded Music & Other



Adjusted EBITDA ($M)
$9
+44%
$13
Q2'FY21
Q2'FY22

23

24 STRONG GROWTH TRACK RECORD $43 $54 $67 $2 $9 $15 2019 2020 2021 Publishing Recorded Music & Other $45 $64 $82 Revenue • Strength & Diversity of Catalog • Value Enhancement Success • Strong Execution in Futures Business • Smart, Synergistic M&A Success Core Drivers

25 IMPROVING PROFITABILITY & LEVERAGE Note: Excludes the effect of any non - cash stock - based compensation expense related to the current option plan. 1 Includes public company costs of ~$4M on a pro forma basis for prior historical years $26 $36 $49 2019 2020 2021 Gross Profit $15 $21 $30 2019 2020 2021 Adjusted EBITDA 1

26 SOLID BALANCE SHEET & STRONG FCF GENERATOR - $6 $7 $17 FY2019 FY2020 FY2021 Balance Sheet Metrics as of 9 - 30 - 21 Total Debt: $204M Cash: $13M Net Debt: $191M Capacity: $55M Adjusted Free Cash Flow 1 1 Adjusted Free Cash Flow excludes cash flow used for acquisitions (after de - SPAC)

27 STRONG GROWTH OUTLOOK & OPERATING LEVERAGE $82 $30 37% $160 $68 43% Revenue Adjusted EBITDA Adj. EBITDA Margin FY 2021A FY 2025E 18% CAGR 23% CAGR • Assumes $100M annual reinvestments in the business (except FY2022, where a total of $200M is expected to be deployed) • Assumes reinvestments split into 75% M&A and 25% futures

"34+35 REMIX"

COMPELLING INVESTMENT HIGHLIGHTS

Leading Independent Music Company with Proven Platform

- $600m+ of invested capital since inception
- $100m+ of that in futures spend with enhanced risk/return profile vs. traditional recorded music

Evergreen Catalog & Contemporary Hits

- 130K+ copyrights and 36K+ masters
- 130+ active songwriters and frontline artists
- 83% of publishing & 100% of recording gross profit is Life of Copyright[1]

Competitive Advantages & Value Enhancement Capabilities

- Value enhancement efforts lead to industry outgrowth
- Experienced creative team with stellar reputation among artists and key players in the music industry

Growing Industry, Supported by Powerful Secular Tailwinds

- Supported by rise of digital, streaming, emerging markets, and expansion of emerging music monetization platforms
- Music industry projected[2] to grow over 7% per year through 2030

Proven M&A Platform

- Strong track record, trusted partner to artist community and caretaker of legacy assets
- Deal pipeline includes 200+ potential targets worth over $1.1B as of 6-30-21

Strong Growth & Operating Leverage Model

- Expected to outgrow music industry fundamentals, with projected FY2021-2025 CAGR of 18%
- Significant operating leverage opportunity as scale

[1] Based on 80% of FY2021 Net Publisher Share (NPS) and Net Label Share (NLS); [2] Wall Street Research

28

APPENDIX 29

IP RIGHTS: • Songs owned by publisher or songwriter • Catalog = previously released songs • Futures = songwriters under active contract who are writing new songs PROTECTED ASPECT OF WORK: • Notes & lyrics RESPONSIBILITY OF PUBLISHER: Monetization & Exploitation • Catalog : identify high - quality legacy catalogs and acquire ownership interest in these catalogs • Futures : find songwriters to sign and develop, nurture their skills and pair them with likeminded collaborators; may either have ownership interest in copyright or perform services under an administration agreement • Both : pitch songs for use in film, tv, advertising, videogames, and others; license the right to use the song; collect royalty fees for usage INCOME: • Royalty income paid on every version of the song typically split between publisher (NPS) and songwriter (writer’s share/royalties) MUSIC PUBLISHING 101 KEY CASH FLOW METRICS Revenue / Gross Royalties ( - ) Writer Royalties = Net Publisher Share (NPS) ( - ) Operating Expenses (Artist & Repertoire, Licensing, G&A, Talent Expense) = EBITDA Amortization Advances Recoupments Capex 30

RECORDED MUSIC 101 IP RIGHTS: • Collection of master recordings owned by a record label or performing artist PROTECTED ASPECT OF WORK: • Sound recording of a composition RESPONSIBILITY OF RECORD LABEL: Monetization & exploitation • Identify songs and work with producers and artists to create, market and promote recordings • Manufacture and distribute physical product • Pitch songs for use in film, TV, advertising, videogames and others; license the right to use the recording; collect royalty fees for usage • Typically owns master recording outright INCOME: • Royalty income paid only on specific recording of a song • Typically split between label (NLS) and performing artist (artist royalties) KEY CASH FLOW METRICS Revenue / Sales / Royalties ( - ) Artist Royalties ( - ) Manufacturing & Distribution Costs = Net Label Share (NLS) ( - ) Operating Expenses (Artist & Repertoire, Licensing, G&A, Talent Expense) = EBITDA Amortization Advances Recoupments Capex 31

RSVR FINANCIAL MODEL 101 Revenue Cost of Revenue Gross Profit Operating Expenses EBITDA Music Publishing Recorded Music Revenue / Gross Royalties LESS: Writer Royalties Net Publisher Share (NPS) Revenue / Sales / Royalties LESS: Artist Royalties LESS: Manufacturing/Distribution Costs Net Label Share (NLS) LESS: OpEx (A&R, Licensing, G&A, Talent Expense) EBITDA 30 INFRASTRUCTURE PROVIDES SUBSTANTIAL OPERATING LEVERAGE, ALLOWING US TO ACQUIRE THE GROSS PROFIT CONTRIBUTION OF ADDITIONAL CATALOGS WITHOUT INCREMENTAL EXPENSE

FISCAL YEAR END: March 31 ($ in M) 2019A 2020A 2021A Publishing Revenue $43 $54 $67 Recorded & Other Revenue $2 $9 $15 Total Revenue $45 $64 $82 Percentage Growth YoY 40% 41% 28% Net Publisher Share $25 $29 $38 Net Label Share & Other $2 $7 $11 Gross Profit $26 $36 $49 Gross Margin 58% 57% 60% Adj. EBITDA 1 $15 $21 $30 Adj. EBITDA Margin 32% 32% 37% Note: Excludes the effect of any non - cash stock - based compensation expense related to the current option plan 1 I ncludes public company costs of $4M starting FY2022E and on a pro forma basis for prior historical years for comparison INCOME STATEMENT HIGHLIGHTS 33

FISCAL YEAR END: March 31 ($ in M) 2019A 2020A 2021A Cash Flow Highlights Adj. EBITDA $15 $21 $30 Recoupments 10 14 14 Interest, W/C Changes & Other (13) (6) (9) Cash From Operations $12 $29 $34 Acquisitions (32) (108) (120) Advances & Other (18) (22) (17) Cash From Investing ($50) ($130) ($137) Free Cash Flow (38) (102) (103) Adjusted Free Cash Flow 1 ($6) $7 $17 Balance Sheet Highlights Ending Cash $9 $58 $9 Ending Debt 105 176 213 Net Debt $96 $118 $204 Gross Leverage 7.2 x 8.5 x 7.1x Net Leverage 6.6 x 5.7 x 6.8x Note: Assumes free cash flow deployed to M&A and futures reinvestment. Assumes excess cash flow used to paydown debt over the pr ojected period. Excludes the effect of any non - cash stock - based compensation expense related to the current option plan 1 Adjusted Free Cash Flow excludes cash for acquisitions CASH FLOW & BALANCE SHEET HIGHLIGHTS 34

FISCAL YEAR END: March 31 ($ in M) FY2019 FY2020 FY2021 Net Income $ 3.8 $ 11.5 $ 10.3 Adjustments Depreciation & Amortization 5.9 9.1 14.1 Income Tax Expense / (Benefit) 0.5 2.8 2.5 Interest Expense 6.2 5.8 9.0 EBITDA $ 16.4 $ 29.1 $ 35.9 Operating Adjustments Gain on Debt Extinguishment 0.0 (10.6) 0.0 Exchange (Gain) / Loss (0.8) 0.1 0.9 Change in Fair Value of IR Swaps 2.8 5.6 (3.0) Share of Earnings in Equity Affiliate (0.0) (0.0) 0.0 Operating EBITDA $ 18.3 $ 24.2 $ 33.8 Management Adjustments Non - Recurring Expenses 0.0 0.2 0.2 Adjusted EBITDA $ 18.3 $ 24.3 $ 34.0 Public Company Costs (3.7) (3.7) (3.7) Normalized Adjusted EBITDA $ 14.6 $ 20.6 $ 30.3 Note: Excludes the effect of any non - cash stock - based compensation expense related to the current option plan CONSOLIDATED EBITDA RECONCILIATION 35

IR Contacts Jackie Marcus or Mike Dwyer Alpha IR Group RSVR@alpha - ir.com 312 - 445 - 2870 36